Americas 90574837

EXECUTION VERSION

AMENDMENT NO. 8 TO CREDIT AGREEMENT

AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of June 2, 2015 (“Amendment No. 8”), by and among TRANSUNION INTERMEDIATE HOLDINGS, INC. (f/k/a TRANSUNION CORP.), a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), as swing line lender (in such capacity, the “Swing Line Lender”), as L/C issuer (in such capacity, “L/C Issuer”), the Revolving Credit Lenders (as defined in the Credit Agreement (as defined below)) party hereto and each 2015 Term B-2 Lender (as defined below). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the same meanings as specified in the Credit Agreement (as defined below).

WITNESSETH:
WHEREAS, Holdings, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time and each Lender from time to time party thereto have previously entered into an Amendment No. 1 which amended and restated that certain Credit Agreement, dated as of June 15, 2010, among Holdings, the Borrower, the Guarantors, Deutsche Bank Trust Company Americas, as Administrative Agent, and the lenders party thereto from time to time (as further amended, amended and restated, supplemented and/or otherwise modified pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, Amendment No. 6, dated as of December 16, 2013 and Amendment No. 7, dated as of April 9, 2014, collectively, the “Credit Agreement”);
WHEREAS, on the date hereof (but prior to giving effect to this Amendment No. 8), there are outstanding Term Loans (for purposes of this Amendment No. 8, herein called the “Existing Term Loans”) in an aggregate principal amount of $1,881,000,000;
WHEREAS, in accordance with Section 10.01 of the Credit Agreement, the Borrower wishes to amend the Credit Agreement to enable the refinancing in full of the outstanding Existing Term Loans with the proceeds of the 2015 Term B-2 Loans (as defined below) as more fully provided herein; and
WHEREAS, the Borrower, Holdings, the other Loan Parties, DBNY, as Administrative Agent and Collateral Agent, the Revolving Credit Lenders party hereto and the 2015 Term B-2 Loan Lenders (as defined below) wish to amend the Credit Agreement to provide for certain other modifications to the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    2015 Term B-2 Loans.
(a)     (i)    Subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, the 2015 Term B-2 Lenders hereby agree to make 2015 Term B-2 Loans (as defined below) to the Borrower in the aggregate principal amount of $1,881,000,000 to refinance all outstanding Existing Term Loans, in accordance with the relevant requirements of the Credit Agreement. It is understood that the 2015 Term B-2 Loans being made pursuant to this Amendment No. 8 shall constitute “Replacement Term Loans” pursuant to Section 10.01 of the Credit Agreement and the Existing Term Loans being refinanced shall constitute “Refinanced Term Loans” as described therein.
(ii)    The Administrative Agent has prepared a schedule (the “2015 Term B-2 Commitment Schedule”) which sets forth the allocated commitments received by it (the “2015 Term B-2 Commitments”) from the 2015 Term B-2 Lenders. The Administrative Agent has notified each 2015 Term B-2 Lender of its allocated 2015 Term B-2 Commitment, and each of the 2015 Term B-2 Lenders is listed as a signatory to this Amendment No. 8. On the Amendment No. 8 Effective Date (as defined below), all Existing Term Loans shall be refinanced in full as follows:
(A)    Each Person with a 2015 Term B-2 Commitment (each a “2015 Term B-2 Lender” and collectively, the “2015 Term B-2 Lenders”) severally, and not jointly with the other 2015 Term B-2 Lenders, agrees, upon the terms and subject to the conditions set forth herein and in the Credit Agreement, to make a single draw term loan denominated in Dollars (each a “2015 Term B-2 Loan” and collectively, the “2015 Term B-2 Loans”) to the Borrower on the Amendment No. 8 Effective Date in an aggregate principal amount not to exceed the 2015 Term B-2 Commitment of such 2015 Term B-2 Lender. Each 2015 Term B-2 Lender’s 2015 Term B-2 Commitments shall terminate immediately and without further action on the Amendment No. 8 Effective Date after giving effect to the funding (including funding by way of a Term Loan Conversion (as defined below) pursuant to clause (B) below) by such 2015 Term B-2 Lender of the 2015 Term B-2 Loans on such date.
(B)    Each 2015 Term B-2 Lender shall make available 2015 Term B-2 Loans in an aggregate principal amount not to exceed its 2015 Term B-2 Commitment in Dollars to the Administrative Agent in accordance with the Credit Agreement; provided, that in the event that any 2015 Term B-2 Lender holds Existing Term Loans immediately prior to the Amendment No. 8 Effective Date, a portion of the Existing Term Loans in a principal amount equal to the lesser of (i) such 2015 Term B-2 Lender’s 2015 Term B-2 Commitment and (ii) the aggregate principal amount of such 2015 Term B-2 Lender’s Existing Term Loans shall automatically be converted on the Amendment No. 8 Effective Date into 2015 Term B-2 Loans of like principal amount (and to the extent of the amount of such converted Existing Term Loans, such 2015 Term B-2 Lender shall not be required to make Dollars available to the Administrative Agent as provided in clause (A) above) (each such conversion, a “Term Loan Conversion”).
(iii)    The initial Interest Period applicable to the 2015 Term B-2 Loans shall commence on the Amendment No. 8 Effective Date and shall end on the date on which the Interest Period applicable to the Existing Term Loans immediately prior to the Amendment No. 8 Effective Date would have ended.
(iv)    Notwithstanding anything to the contrary in this Section 1(a) or in Section 3.05 of the Credit Agreement, each 2015 Term B-2 Lender irrevocably waives any entitlement to any breakage loss or expenses due under Section 3.05 of the Credit Agreement with respect to the repayment of any Existing Term Loans it holds as a Term Lender which have been replaced or repaid with 2015 Term B-2 Loans on the Amendment No. 8 Effective Date.
(b)    Promptly following the Amendment No. 8 Effective Date, all promissory notes, if any, evidencing the Existing Term Loans shall be cancelled, and any 2015 Term B-2 Lender may request that its 2015 Term B-2 Loans be evidenced by a promissory note pursuant to Section 2.11(a) of the Credit Agreement.
(c)    Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the 2015 Term B-2 Loans (if any) will be used solely to repay outstanding Existing Term Loans on the Amendment No. 8 Effective Date.
(d)    On the Amendment No. 8 Effective Date (after giving effect to this Amendment No. 8), the aggregate outstanding principal amount of the 2015 Term B-2 Loans shall be $1,881,000,000.

SECTION 2.    Amendments to Credit Agreement.
(a)     Effective as of the Amendment No. 8 Effective Date, the Credit Agreement is hereby amended as follows:

(i)     Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:
“2015 Term B-2 Loans” has the meaning set forth in Amendment No. 8.
“2015 Term B-2 Commitment” has the meaning set forth in Amendment No. 8.
“2015 Term B-2 Commitment Schedule” has the meaning set forth in Amendment No. 8.
“2015 Term B-2 Lender” has the meaning set forth in Amendment No. 8.
“Converting Term B-2 Lender” has the meaning assigned set forth in Section 2.01(a)(ii).
“Amendment No. 8” means Amendment No. 8 to the Original Credit Agreement, dated as of June 2, 2015, among Holdings, the Borrower, the other Loan Parties, DBNY, as Administrative Agent, Collateral Agent, Swing Line Lender, L/C Issuer, the Revolving Credit Lenders party thereto and the 2015 Term B-2 Lenders.
“Amendment No. 8 Effective Date” means June 2, 2015 or, the date of the effectiveness of Amendment No. 8 in accordance with Section 4 of Amendment No. 8.
“TransUnion IPO” means a Qualified IPO by Parent in an underwritten primary public offering pursuant to the registration statement on Form S-1 (File No. 333-203110) filed with the U.S. Securities and Exchange Commission in accordance with the Securities Act, as such Form S-1 may be amended.
(ii)     Section 1.01 of the Credit Agreement is hereby further amended by amending clause (a) of the definition of “Applicable Rate” as follows:
(a)deleting the text “and” appearing immediately prior to clause (a)(ii) and inserting a comma directly after clause (a)(i);
(b)inserting the text “and prior to the TransUnion IPO” immediately following the text “thereafter” appearing in clause (a)(ii)(y) thereof; and
(c)inserting new clause (a)(iii) immediately after clause (a)(ii) as follows:
“(iii)     with respect to Term Loans, after the Amendment No. 8 Effective Date and at any time from and after (x) the consummation of the TransUnion IPO and (y) achievement of a Total Net Leverage Ratio of 5.00:1.00 as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable, calculated on a Pro Forma Basis giving effect to the TransUnion IPO and the use of proceeds thereof, the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate required by the Administrative Agent pursuant to Section 6.02(a):
Applicable Rate

Pricing Level	Senior Secured Net Leverage Ratio	LIBOR Loans	Base Rate
1	>4.25:1	3.00%	2.00%
2	≤4.25:1	2.75%	1.75%”

(iii)    Section 1.01 of the Credit Agreement is hereby further amended by inserting the text “, (a)(iii)” immediately following the text “(a)(ii)” appearing in the first sentence of each of the second and the third to last paragraphs of the definition of “Applicable Rate”.
(iv)     Clause (a)(i) of the definition of “LIBOR” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “and if LIBOR shall be less than zero, such rate shall be deemed zero for purposes of this Agreement” at the end of the proviso thereto.
(vi)     Clause (a)(ii)(w) of the definition of “LIBOR” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“in respect of Term Loans (I) prior to the Amendment No. 8 Effective Date, 1.00% per annum, and (II) on and after the Amendment No. 8 Effective Date after giving effect to Amendment No. 8, 0.75%.”

(vi)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the last sentence of the definition of “Class” in its entirety as follows”:
“For the avoidance of doubt, and notwithstanding the foregoing, the 2015 Term B-2 Lenders, the 2015 Term B-2 Commitments and the 2015 Term B-2 Loans shall be considered to be of the same Classes, respectively, of Term Lenders, Term Commitments and Term Loans and constitute Term Lenders, Term Commitment and Term Loans, as the case may be, in all respects under this Agreement.”

(vii)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Commitment” in its entirety as follows:
“Term Commitment” means, with respect to each 2015 Term B-2 Lender on the Amendment No. 8 Effective Date, its obligation to make the 2015 Term B-2 Loans to the Borrower pursuant to Amendment No. 8 in an aggregate amount not to exceed the amount set forth opposite each such Lender’s name on the 2015 Term B-2 Commitment Schedule, or in the Assignment and Assumption pursuant to which a Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14), Amendment No. 8, any Refinancing Amendment or the incurrence of Replacement Term Loans.
(viii)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan” in its entirety as follows:
“Term Loan” means (a) prior to the Amendment No. 8 Effective Date, 2014 Replacement Term Loans made pursuant to Amendment No. 7 and (b) on and after the Amendment No. 8 Effective Date, 2015 Term B-2 Loans made pursuant to Amendment No. 8 and Extended Term Loans, Incremental Term Loans, Refinancing Term Loans or Replacement Term Loans, as the context may require.
(ix)     Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)     The Term Borrowings. (i) Subject to the terms and conditions set forth in Amendment No. 8, each of the 2015 Term B-2 Lenders severally, and not jointly with the other 2015 Term B-2 Lenders, agrees to make to the Borrower on the Amendment No. 8 Effective Date term loans denominated in Dollars in an aggregate amount not to exceed the amount of such Lender’s 2015 Term B-2 Commitment. Amounts borrowed under this Section 2.01(a) pursuant to Amendment No. 8 and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or LIBOR Loans, as further provided herein.

(ii) On the Amendment No. 8 Effective Date, the aggregate outstanding principal amount of all Term Loans held by a Term Lender that committed to convert its Term Loans into 2015 Term B-2 Loans pursuant to such Lender’s executed counterpart of Amendment No. 8 delivered to the Administrative Agent in accordance with the terms thereof (each such Lender, a “Converting Term B-2 Lender”) shall be automatically converted into Term B-2 Loans of the Borrower in a like principal amount denominated in Dollars.”

(x)     Section 2.05(a)(i) of the Credit Agreement is hereby amended by amending and restating the proviso at the end of the first sentence thereof as follows:

“; provided further that no notice shall be required in connection with the incurrence of the 2015 Term B-2 Loans on the Amendment No. 8 Effective Date and repayment of the Term Loans with the proceeds thereof”.

(xi)     Section 2.06(b) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its en-tirety to read as follows:

“The 2015 Term B-2 Commitment of each 2015 Term B-2 Lender shall automatically terminate in its entirety on the Amendment No. 8 Effective Date (after giving effect to the incurrence of the 2015 Term B-2 Loans on such date).”

(xii)     Section 2.07(a)(i) of the Credit Agreement is hereby amended by replacing references therein to “Amendment No. 7 Effective Date” with “Amendment No. 8 Effective Date”.

(xiii)     Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(d) Prepayment Premium on 2015 Term B-2 Loans. At the time of the effectiveness of any Repricing Transaction that is consummated on or prior to the six month anniversary of the Amendment No. 8 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Term Loans which are repaid or prepaid pursuant to such Repricing Transaction (including each Lender that withholds its consent to such Repricing Transaction and is replaced as a Non-Consenting Lender under Section 3.07), a fee in an amount equal to 1.00% of (x) in the case of a Repricing Transaction of the type described in clause (1) of the definition thereof, the aggregate principal amount of all Term Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (2) of the definition thereof, the aggregate principal amount of all Term Loans outstanding on such date that are subject to an effective reduction of the Applicable Rate pursuant to such Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

(xiv)     Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The proceeds of the Term Loans incurred pursuant to Amendment No. 8 shall be for the purposes specified therein, which include the refinancing of the Term Loans existing immediately prior to the Amendment No. 8 Effective Date and the paying of fees and expenses incurred in connection therewith. Revolving Credit Loans and Letters of Credit issued hereunder shall be for general corporate purposes and working capital of the Borrower and its Subsidiaries and any other purpose not prohibited by this Agreement.”
SECTION 3.    Consent to Other Amendments. The parties hereto hereby agree that, (x) subject to, and substantially concurrently with, the consummation of the TransUnion IPO and (y) subject to receipt by the Administrative Agent of commitments from certain existing Lenders and/or banks or other Eligible Assignees in respect of the Term A Facility (as defined below) and the New Revolving Credit Facility (as defined below), the Credit

Agreement and other applicable Loan Documents shall be amended and/or amended and restated to include (a) a new five-year term loan A facility in an aggregate principal amount of up to $350,000,000 (the “Term-A Facility”) to be provided by certain existing Lenders and/or banks or other Eligible Assignees reasonably acceptable to the Borrower and the Administrative Agent (the “Term A Lenders”) and (b) a refinanced five-year revolving credit facility in an aggregate principal amount of up to $210,000,000 (the “New Revolving Credit Facility” and, together with the Term A Facility, the “Pro Rata Facilities”) to be provided by certain existing Lenders and/or banks or other Eligible Assignees reasonably acceptable to the Borrower and the Administrative Agent (the “New Revolving Credit Lenders”) on terms substantially similar to the Revolving Credit Facility in effect on the Amendment No. 8 Effective Date. It is understood and agreed that the Pro Rata Facilities shall constitute Secured Obligations under the Credit Agreement and shall be Guaranteed by the Guarantors and secured by the Collateral on an equal and ratable basis to the Term B-2 Loans. The proceeds of any such term loans incurred by the Borrower under the Term A Facility (the “Term A Loans”) shall be used to repay (directly or indirectly through the making of Restricted Payments to Parent) all or a portion of the portion of the Parent Notes that remains outstanding upon consummation of the TransUnion IPO and the application of the proceeds therefrom and to pay fees and expenses incurred in connection with the Pro Rata Facilities Amendment (as defined below), and the proceeds of the New Revolving Credit Facility and Letters of Credit issued thereunder shall be for general corporate purposes and working capital of the Borrower and its Subsidiaries and any other purpose not prohibited by Credit Agreement.
In connection with the foregoing, the Credit Agreement and the other Loan Documents shall be amended (the “Pro Rata Facilities Amendment”) to include the Pro Rata Facilities and to effect amendments to certain provisions related thereto. Such amendments may, without limitation, (i) permit amortization with respect to the Term A Facility at a rate in excess of the Term B-2 Facility, (ii) include a maturity date with respect to the Term A Facility shorter than the Maturity Date of the Term B-2 Loans, (iii) include a financial maintenance covenant applicable to the Term A Facility and the New Revolving Credit Facility and make related changes to, among other items, the Events of Default and voting provisions (as set forth in clause (vii) below), (iv) amend Section 2.14 of the Credit Agreement (x) to allow for additional tranches of or additions to existing tranches of Term A Loans, provided that the aggregate principal amount of Term A Loans outstanding at any time does not exceed $500,000,000 and (y) to “refresh” the amount available under Section 2.14 of the Credit Agreement such that it is not reduced by the incurrence of the Pro Rata Facilities, (v) amend the voluntary prepayment provisions of the Credit Agreement to be clear that the Borrower may direct prepayments to be applied to Term A Loans and/or Term B-2 Loans in its sole discretion (including on a non-ratable basis as between Classes) (it being understood that mandatory prepayments pursuant to Sections 2.05(b)(i), 2.05(b)(ii) and 2.05(b)(iii) of the Credit Agreement shall be applied on a ratable basis as between Term A Loans and Term B-2 Loans), (vi) amend the definition of “Excess Cash Flow” to be clear that Excess Cash Flow is reduced by amortization payments and mandatory prepayments of Term A Loans pursuant to Section 2.05(b)(ii) of the Credit Agreement, (vii) modify Section 10.01 of the Credit Agreement to allow for Term A Lenders to vote as a separate Class as to certain matters (i.e., changes to the waterfall payments) and together with the New Revolving Credit Lenders as to certain other matters (i.e., the financial maintenance covenant applicable to the Term A Facility and the New Revolving Credit Facility), (viii) permit Restricted Payments to be made from (x) the proceeds of the Term A Facility and (y) up to $100,000,000 of loans under the New Revolving Credit Facility and any cash on the balance sheet in order to repay a portion of the Parent Notes and (ix) permit one or more Revolving Credit Lenders to become additional L/C Issuers and/or Swing Line Lenders with the consent of the Borrower, the Administrative Agent and L/C Issuer or Swing Line Lender, as applicable, and permit the Borrower and the Administrative Agent to amend the issuance and/or borrowing mechanics related thereto.
Each of the parties hereto hereby (a) agrees that the Credit Agreement and other Loan Documents may be amended pursuant to the Pro Rata Facilities Amendment, with the consent of the Borrower, Holdings, the Guarantors, the New Revolving Credit Lenders and the Term A Lenders, and Section 10.01 of the Credit Agreement notwithstanding, without the consent of any other Lenders, to the extent necessary to (i) reflect the existence and terms of the Pro Rata Facilities incurred pursuant thereto, (ii) make such other changes to the Credit Agreement and the other Loan Documents consistent with the provisions and intent of this Section 3 and (iii) effect such other amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 3, and (b) authorizes the Administrative Agent and the Collateral Agent to enter into amendments to the Credit Agreement and the other Loan Documents as may be necessary or advisable in order to effectuate the Pro Rata Facilities Amendment and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection therewith; provided, however, that, except as provided in the immediately preceding paragraph, no such amendments shall affect any of the voting rights of any such Lenders under Section 10.01 (a) through (g).

SECTION 4.    Conditions to Effectiveness of Amendment No. 8. This Amendment No. 8 shall become effective on the date when the following conditions shall have been satisfied (or waived):

(a)     Holdings, the Borrower, the Guarantors, the Administrative Agent, the 2015 Term B-2 Lenders and the Lenders party hereto (including any Converting Term B-2 Lender) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or electronic transmission) the same to the Administrative Agent (or its counsel);

(b)     the Borrower shall have paid, by wire transfer of immediately available funds, (i) all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Amendment No. 8 Effective Date, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 8 and required to be paid in connection with this Amendment No. 8 pursuant to Section 10.04 of the Credit Agreement, (ii) any fees as have been separately agreed between the Borrower and DBNY and (iii) to the Administrative Agent for the ratable account of each Term Lender as of the Amendment No. 8 Effective Date (but prior to giving effect thereto) all accrued but unpaid interest on the Existing Term Loans through the Amendment No. 8 Effective Date;
(c)     the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Section 4.01 of the Credit Agreement shall have been satisfied (or waived) on and as of the Amendment No. 8 Effective Date;
(d)     the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of such Loan Party’s organization, and a “long form” certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority, and (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Amendment No. 8 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 8 Effective Date or that the by-laws or operating (or limited liability company) agreement of such Loan Party have not been modified, rescinded or amended since the Amendment No. 7 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of Amendment No. 8 and, if applicable, the Guarantor Consent and Reaffirmation, in each case, to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Amendment No. 8 on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;
(e)     the Administrative Agent shall have received a certificate, dated the Amendment No. 8 Effective Date and signed by a financial officer of the Borrower, certifying that Holdings and its Subsidiaries and the Borrower and its Subsidiaries, in each case on a consolidated basis after giving effect to the 2015 Term B-2 Loans on the Amendment No. 8 Effective Date, are Solvent as of the Amendment No. 8 Effective Date;
(f)     the Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor (the terms of which are hereby incorporated by reference herein);
(g)     the Administrative Agent shall have received from Simpson Thacher & Bartlett LLP, special

New York counsel to the Loan Parties, an opinion addressed to the Administrative Agent, the 2015 Term B-2 Lenders and the Lenders and dated the Amendment No. 8 Effective Date, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent;

(h)    The Administrative Agent shall have received commitments from Lenders and/or banks and other financial institutions that are Eligible Assignees with respect to the 2015 Term B-2 Loans (together with the 2015 Term B-2 Lenders, the “New Commitment Lenders”), in an aggregate principal amount that, when added to the aggregate outstanding principal amount of Term Loans of Converting Term B-2 Lenders, equals at least the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the Amendment No. 8 Effective Date; and

(i)    The Borrower shall have paid to the Administrative Agent, for the ratable benefit of each 2015 Term B-2 Lender on the Amendment No. 8 Effective Date, an upfront fee (which may be structured as original issue discount as determined by the Agents with respect to the 2015 Term B-2 Loans) in an amount equal to 0.25% of the stated principal amount of each Lender’s 2015 Term B-2 Loans on the Amendment No. 8 Effective Date.

SECTION 5.    Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent as follows as of the date hereof:
(a)     The execution, delivery and performance by each Loan Party of this Amendment No. 8 are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery nor performance by each Loan Party of this Amendment No. 8 will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)     This Amendment No. 8 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(c)     Upon the effectiveness of this Amendment No. 8 and both before and immediately after giving effect to this Amendment No. 8 and the making of the 2015 Term B-2 Loans as contemplated herein and the use of the proceeds thereof, no Default or Event of Default exists.

(d)     Each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 8 is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.
SECTION 6. Post-Effectiveness Obligations. Within ninety (90) days after the Amendment No. 8 Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following items (provided that, in the event that the Pro Rata Facilities Amendment becomes effective during such ninety (90) day period, such ninety (90) day period will be extended to the date set forth in the Pro Rata Facilities Amendment for delivery of such items):
(a)     with respect to the existing Mortgage, a date down endorsement to the existing Mortgage Policy which shall be in form and substance customary in the state in which the Property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that that the Property (as defined in the existing Mortgage) subject to the Lien of the existing Mortgage is free and clear of all Liens other than Permitted Liens;
(b)     with respect to the Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 5 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below);
(c)     an executed amendment to the existing Mortgage (the “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage; and
(d)     an opinion addressed to the Administrative Agent and the Secured Par-ties, in form and substance reasonably satisfactory to the Administrative Agent, from lo-cal counsel in the jurisdiction in which the Mortgaged Property is located.
SECTION 7.     Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)     On and after the Amendment No. 8 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 8 and (ii) each 2015 Term B-2 Lender shall constitute a “Lender” as defined in the Credit Agreement.
(b)     The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 8, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment No. 8.
(c)     The execution, delivery and effectiveness of this Amendment No. 8 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 8, this Amendment No. 8 shall for all purposes constitute a Loan Document.

SECTION 8. Execution in Counterparts. This Amendment No. 8 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 8 shall be effective as delivery of an original executed counterpart of this Amendment No. 8.

SECTION 9. Governing Law. This Amendment No. 8 shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 10. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 8 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement (as amended by Amendment No. 8) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
SECTION 11. Successors and Assigns. This Amendment No. 8 shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto.
[The remainder of this page is intentionally left blank.]

[Transunion Amendment No. 8 - Signature Page]

[Transunion Amendment No. 8 - Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
TRANSUNION INTERMEDIATE HOLDINGS, INC.
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary
TRANS UNION LLC
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary
TRANSUNION INTERACTIVE, INC.
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary
VISIONARY SYSTEMS, INC.

By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary
TRANSUNION TELEDATA LLC
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary

TRANSUNION HEALTHCARE LLC
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary
DIVERSIFIED DATA DEVELOPMENT CORPORATION
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary
TRANSUNION FINANCING CORPORATION
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary

FINANCIAL HEALTHCARE SYSTEMS, LLC
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary
E-SCAN DATA SYSTEMS, INC.
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Assistant Secretary
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.
By: /s/ Michael J. Forde
Name: Michael J. Forde
Title: Vice President, Secretary

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Swing Line Lender, L/C Issuer, 2015 Term B-2 Lender and Revolving Credit Lender
By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President
By: /s/ Kirk L. Tashjian
Name: Kirk L. Tashjian

Title: Director

[Transunion Amendment No. 8 - Signature Page]

[FORM OF LENDER SIGNATURE PAGE; LENDER SIGNATURE PAGES ON FILE WITH THE ADMINISTRATIVE AGENT]
NAME OF INSTITUTION
_________________________________, as Revolving Credit Lender

By: ______________________________
Name:
Title:
[Annex A-1]

[Transunion Amendment No. 8 - Signature Page]

[FORM OF LENDER SIGNATURE PAGE; LENDER SIGNATURE PAGES ON FILE WITH THE ADMINISTRATIVE AGENT]
By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2015 Term Loans pursuant to, and on the terms and conditions set forth in, this Amendment No. 8; and

(ii)	acknowledges and agrees that its 2015 Term B-2 Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.
NAME OF INSTITUTION
_________________________________,
as a 2015 Term B-2 Lender
By: ______________________________

Name:
Title:
For institutions requiring a second signature line:
By: ______________________________
Name:
Title

ANNEX A
GUARANTOR CONSENT AND REAFFIRMATION
June 2, 2015
Reference is made to (a) the Credit Agreement dated as of June 15, 2010, among TRANSUNION INTERMEDIATE HOLDINGS, INC. (f/k/a TRANSUNION CORP.), a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto from time to time, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), as amended and restated pursuant to Amendment No. 1, dated as of February 10, 2011, as further amended pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, and Amendment No. 6 dated as of December 16, 2013, as further amended and restated pursuant to Amendment No. 7 dated as of April 9, 2014 and (b) Amendment No. 8 to Credit Agreement dated as of June 2, 2015 (“Amendment No. 8”) among Holdings, the Borrower, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, as Collateral Agent, as Swing Line Lender, as L/C Issuer, the Revolving Credit Lenders party thereto and the 2015 Term B-2 Lenders. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Amendment No. 8.
Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 8, including (a) the refinancing of the Existing Term Loans and the making of the 2015 Term B-2 Loans contemplated thereby and (b) the consent to the Pro Rata Facilities Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 8 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 8.
Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 8, all of its respective Obligations under the Loan Documents to which it is a party, as such Obligations have been amended by Amendment No. 8, are reaffirmed, and remain in full force and effect.
After giving effect to Amendment No. 8, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 8, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 8), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 8, and the other Loan Documents.
Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.
This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

Americas 90574837

[Signature Page to Guarantor Consent and Reaffirmation]

Americas 90574837

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

TRANSUNION INTERMEDIATE HOLDINGS, INC.
By:______________________________
Name:
Title:
TRANSUNION INTERACTIVE, INC.
By:______________________________
Name:
Title:
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.
By:______________________________
Name:
Title:
VISIONARY SYSTEMS, INC.
By:______________________________
Name:
Title:
TRANSUNION TELEDATA LLC
By:______________________________

Name:
Title:
TRANSUNION HEALTHCARE LLC
By:______________________________
Name:
Title:
DIVERSIFIED DATA DEVELOPMENT CORPORATION
By:______________________________
Name:
Title:
TRANSUNION FINANCING CORPORATION
By:______________________________
Name:
Title:
FINANCIAL HEALTHCARE SYSTEMS, LLC
By:______________________________
Name:
Title:
E-SCAN DATA SYSTEMS, INC.
By:______________________________

Name:
Title:

TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.
By:______________________________
Name:
Title: